Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of KVH Industries, Inc. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President, Chief Executive Officer and Chairman of the Board, and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the by

	/S/ MARTIN A. KITS VAN HEYNINGEN		/S/ BRENT C. BRUUN
	Martin A. Kits van Heyningen		Brent C. Brunn
	President, Chief Executive Officer and		Interim Chief Financial Officer and Chief Operating
	Chairman of the Board		Officer

Date:	March 3, 2021	Date:	March 3, 2021